UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2026

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard
Santa Clara, CA 95050
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2026, at the 2026 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2, 3, 4, and 5.

The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

Proposal No. 1 Election of Class I Directors:

NOMINEES FOR CLASS I DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joseph R. Bronson	29,243,333	1,851,844	44,914	3,985,997
Ye Jane Li	29,883,557	1,212,545	43,989	3,985,997

Proposal No. 2 Ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2026:

FOR	AGAINST	ABSTAIN
34,772,285	235,698	118,105

Proposal No. 3 Approval of the Company’s Eleventh Amended and Restated 2011 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,149,277	4,875,477	115,337	3,985,997

Proposal No. 4 Approval of the Company's Third Amended and Restated 2021 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,015,479	21,054	103,558	3,985,997

Proposal No. 5 Approval, by non-binding advisory vote, of the 2025 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,987,384	102,523	50,184	3,985,997

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	PDF Solutions, Inc.’s Eleventh Amended and Restated 2011 Stock Incentive Plan
10.2	PDF Solutions, Inc.’s Third Amended and Restated 2021 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: June 18, 2026